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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 10, 2000


                                  AVIGEN, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


       0-28272                                           13-3647113
(Commission File No.)                       (I.R.S. Employer Identification No.)


                       1201 HARBOR BAY PARKWAY, SUITE 1000
                            ALAMEDA, CALIFORNIA 94502
              (Address of principal executive offices and zip code)


                                 (510) 748-7150
              (Registrant's telephone number, including area code)


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Item 5. Other Matters

     On October 10, 2000, Avigen publicly disseminated a press release announcing that it has filed a Form S-3 shelf registration statement for the sale of up to $120 million of various types of equity securities. The information contained in such press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1     Press Release Dated October 10, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AVIGEN, INC.

DATE: October 11, 2000                  By: /s/ Thomas J. Paulson
                                           -------------------------------------
                                           Thomas J. Paulson
                                           Vice President, Finance and
                                           Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit 99.1   Press Release Dated October 10, 2000.



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